EXHIBIT 23.1











                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-68799, 33-14758, 33-60095 and 33-60099) of
Hecla Mining Company and subsidiaries of our report dated January 16, 2004 relating to the financial statements of Greens Creek Joint Venture, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
Salt Lake City, Utah
March 1, 2004